Exhibit 10.19

Execution Version

PLEDGE AGREEMENT

This Pledge Agreement dated as of July 31, 2017 (this “Pledge Agreement”) is by and among each of the undersigned (individually, a “Pledgor” and collectively the “Pledgors”) and Wells Fargo Bank, National Association, as administrative agent (in such capacity the “Administrative Agent”) under the Credit Agreement (as hereinafter defined), for its benefit and the benefit of the Secured Parties (as defined in the Credit Agreement described below) and as the issuing lender (in such capacity, the “Issuing Lender”).

RECITALS

A. This Pledge Agreement is entered into in connection with that certain Credit Agreement dated as of July 31, 2017 (as amended, supplemented, amended and restated or otherwise modified prior to the date hereof, the “Credit Agreement”), among Berry Petroleum Company, LLC, a Delaware limited liability company (“Borrower”), Berry Petroleum Corporation, a Delaware corporation, as parent guarantor, the lenders party thereto, and the Administrative Agent and Issuing Lender.

B. In connection with the Credit Agreement, each Pledgor desires to execute and deliver the Pledge Agreement.

C. Each Pledgor (other than Borrower) is an Affiliate of Borrower and will derive substantial direct or indirect benefit from (i) the transactions contemplated by the Credit Agreement and the other Credit Documents, (ii) the Hedging Arrangements entered into by any Credit Party with a Swap Counterparty, (iii) any Banking Services agreements entered into by any Credit Party with a Banking Services Provider, and (iv) any other incurrence of Secured Obligations by a Credit Party.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and confessed, each Pledgor hereby agrees with the Administrative Agent for the benefit of the Secured Parties as follows:

Section 1. Definitions. Any terms used in this Pledge Agreement that are defined in the Uniform Commercial Code in effect in the State of New York from time to time (the “UCC”) and not otherwise defined herein or in the Credit Agreement, shall have the meanings assigned to those terms by the UCC. All meanings to defined terms, unless otherwise indicated, are to be equally applicable to both the singular and plural forms of the terms defined. Article, Section, Schedule, and Exhibit references are to Articles and Sections of and Schedules and Exhibits to this Pledge Agreement, unless otherwise specified. All references to instruments, documents, contracts, and agreements are references to such instruments, documents, contracts, and agreements as the same may be amended, supplemented, and otherwise modified from time to time, unless otherwise specified. The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Pledge Agreement shall refer to this Pledge Agreement as a whole and not to any particular provision of this Pledge Agreement. As used herein, the term “including” means “including, without limitation,”. Paragraph headings have been inserted in this Pledge Agreement as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Pledge Agreement and shall not be used in the interpretation of any provision of this Pledge Agreement.

Section 2. Pledge.

2.01. Grant of Pledge.

(a) Each Pledgor hereby pledges to the Administrative Agent, and grants to the Administrative Agent, for the benefit of the Secured Parties, a continuing security interest in, the Pledged Collateral, as defined in Section 2.02 below. This Pledge Agreement shall secure the Secured Obligations.

(b) Notwithstanding anything contained herein to the contrary, it is the intention of each Pledgor, the Administrative Agent and the other Secured Parties that the amount of the Secured Obligations secured by each Pledgor’s interests in any of its Property (whether real or personal, or mixed, tangible or intangible) shall be in, but not in excess of, the maximum amount permitted by fraudulent conveyance, fraudulent transfer and other similar law, rule or regulation of any Governmental Authority applicable to such Pledgor. Accordingly, notwithstanding anything to the contrary contained in this Pledge Agreement or in any other agreement or instrument executed in connection with the payment of any of the Secured Obligations, the amount of the Secured Obligations secured by each Pledgor’s interests in any of its Property pursuant to this Pledge Agreement shall be limited to an aggregate amount equal to the largest amount that would not render such Pledgor’s obligations hereunder or the Liens and security interest granted to the Administrative Agent hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provision of any other applicable law.

2.02. Pledged Collateral. “Pledged Collateral” shall mean all of each Pledgor’s right, title, and interest in the following, whether now owned or hereafter acquired:

(a) (i) all of the membership interests of any issuer (other than an Unrestricted Subsidiary) held by such Pledgor, including those membership interests (if any) listed in the attached Schedule 2.02(a) issued to such Pledgor and any such additional membership interests of any issuer (other than an Unrestricted Subsidiary) of such interests hereafter acquired by such Pledgor, other than any Excluded Property (the “Membership Interests”), (ii) the certificates representing the Membership Interests, if any, and (iii) all rights to money or Property which such Pledgor now has or hereafter acquires in respect of the Membership Interests, including, without limitation, (A) any proceeds from a sale by or on behalf of such Pledgor of any of the Membership Interests, and (B) any distributions, dividends, cash, instruments and other Property from time-to-time received or otherwise distributed in respect of the Membership Interests, whether regular, special or made in connection with the partial or total liquidation of the issuer and whether attributable to profits, the return of any contribution or investment or otherwise attributable to the Membership Interests or the ownership thereof (collectively, the “Membership Interests Distributions”);

(b) (i) all of the general and limited partnership interests of any issuer (other than an Unrestricted Subsidiary) held by such Pledgor, including those general and limited partnership interests (if any) listed in the attached Schedule 2.02(b) issued to such Pledgor and all such additional limited or general partnership interests of any issuer (other than an Unrestricted Subsidiary) of such interests hereafter acquired by such Pledgor, other than any Excluded Property (the “Partnership Interests”), and (ii) all rights to money or Property which such Pledgor now has or hereafter acquires in respect of the Partnership Interests, including, without limitation, (A) any proceeds from a sale by or on behalf of such Pledgor of any of the Partnership Interests, and (B) any distributions, dividends, cash, instruments and other Property from time-to-time received or otherwise distributed in respect of the Partnership Interests, whether regular, special or made in connection with the partial or total liquidation of the issuer and whether attributable to profits, the return of any contribution or investment or otherwise attributable to the Partnership Interests or the ownership thereof (collectively, the “Partnership Interests Distributions”);

(c) (i) all of the shares of stock of any issuer (other than an Unrestricted Subsidiary) held by such Pledgor, including those shares of stock (if any) listed in the attached Schedule 2.02(c) issued to such Pledgor and all such additional shares of stock of any issuer (other than an Unrestricted Subsidiary) of such shares of stock hereafter issued to such Pledgor, other than any Excluded Property (the “Pledged Shares”), (ii) the certificates representing the Pledged Shares, if any, and (iii) all rights to money or Property which such Pledgor now has or hereafter acquires in respect of the Pledged Shares, including, without limitation, (A) any proceeds from a sale by or on behalf of such Pledgor of any of the Pledged Shares, and (B) any distributions, dividends, cash, instruments and other Property from time-to-time received or otherwise distributed in respect of the Pledged Shares, whether regular, special or made in connection with the partial or total liquidation of the issuer and whether attributable to profits, the return of any contribution or investment or otherwise attributable to the Pledged Shares or the ownership thereof (collectively, the “Pledged Shares Distributions”; together with the Membership Interests Distributions and the Partnership Interest Distributions, the “Distributions”); and

(d) all proceeds from the Pledged Collateral described in paragraphs (a), (b) and (c) of this Section 2.02.

2.03. Delivery of Pledged Collateral. All certificates or instruments, if any, representing the Pledged Collateral shall be delivered to the Administrative Agent and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Administrative Agent. After the occurrence and during the continuance of an Event of Default, the Administrative Agent shall have the right to transfer to or to register in the name of the Administrative Agent or any of its nominees any of the Pledged Collateral, subject to the rights specified in Section 2.04. In addition, after the occurrence and during the continuance of an Event of Default, the Administrative Agent shall have the right at any time to exchange the certificates or instruments representing the Pledged Collateral for certificates or instruments of smaller or larger denominations.

2.04. Rights Retained by Pledgor. Notwithstanding the pledge in Section 2.01,

(a) so long as no Event of Default shall have occurred and be continuing, (i) each Pledgor shall be entitled to receive and retain any dividends and other Distributions paid on or in respect of the Pledged Collateral and the proceeds of any sale of the Pledged Collateral; and (ii) each Pledgor shall be entitled to exercise any voting and other consensual rights pertaining to its Pledged Collateral for any purpose not inconsistent with the terms of this Pledge Agreement or the Credit Agreement; provided, however, that no Pledgor shall exercise nor shall it refrain from exercising any such right if such action or inaction, as applicable, would have a materially adverse effect on the value of the Pledged Collateral, taken as a whole; and

(b) if an Event of Default shall have occurred and be continuing, each Pledgor shall promptly execute and deliver (or cause to be executed and delivered) to the Administrative Agent all proxies and other instruments as the Administrative Agent may reasonably request to enable the Administrative Agent to (A) exercise the voting and other rights which such Pledgor is entitled to exercise pursuant to Section 2.04(a), and (B) receive any Distributions and proceeds of sale of the Pledged Collateral which such Pledgor is authorized to receive and retain pursuant to paragraph Section 2.04(a)(i).

Section 3. Pledgor’s Representations and Warranties. Each Pledgor represents and warrants to the Administrative Agent and the other Secured Parties as follows:

(a) The Pledged Collateral (if any) applicable to such Pledgor listed on the attached Schedules 2.02(a), 2.02(b) and 2.02(c) have been duly authorized and validly issued to such Pledgor and are fully paid and nonassessable.

(b) Such Pledgor is the legal and beneficial owner of the Pledged Collateral free and clear of any Lien or option, except for Liens permitted under clauses (a), (b), (c), (j) or (p) of Section 6.2 of the Credit Agreement.

(c) (i) the Membership Interests listed on the attached Schedule 2.02(a) constitute the percentage of the issued and outstanding membership interests of the respective issuer thereof set forth on Schedule 2.02(a) (after giving effect to any supplements thereto but subject to the time periods specified in Section 5.6 or 5.7 of the Credit Agreement, as applicable, for the delivery of any such supplements) and all of the Equity Interest (if any) in such issuer in which the Pledgor has any ownership interest, and, except as set forth on Schedule 2.02(a), such Membership Interests are not represented by any certificate or instrument and are not “securities” governed by Article 8 of the UCC and (ii) except as set forth on Schedule 2.02(a), no Membership Interest (A) is dealt in or traded on securities exchanges or in securities markets, (B) is held in a securities account, or (C) expressly provides that such Membership Interest is a security governed by Article 8 of the UCC.

(d) The Partnership Interests (if any) listed on the attached Schedule 2.02(b) (after giving effect to any supplements thereto but subject to the time periods specified in Section 5.6 or 5.7 of the Credit Agreement, as applicable, for the delivery of any such supplements) constitute the percentage of the issued and outstanding general and limited partnership interests of the respective issuer thereof set forth on Schedule 2.02(b) and all of the Equity Interest in such issuer in which the Pledgor has any ownership interest, and, except as set forth on Schedule 2.02(b), such Partnership Interests are not represented by any certificate or instrument and are not “securities” governed by Article 8 of the UCC. Except as set forth on Schedule 2.02(a), no Partnership Interest (i) is dealt in or traded on securities exchanges or in securities markets, (ii) is held in a securities account, or (iii) expressly provides that such Partnership Interest is a security governed by Article 8 of the UCC.

(e) The Pledged Shares listed on the attached Schedule 2.02(c) (after giving effect to any supplements thereto but subject to the time periods specified in Section 5.6 or 5.7 of the Credit Agreement, as applicable, for the delivery of any such supplements) constitute the percentage of the issued and outstanding shares of capital stock of the respective issuer thereof set forth on Schedule 2.02(c) and all of the Equity Interest in such issuer in which the Pledgor has any ownership interest.

(f) As of the Closing Date, Schedule 3 sets forth its sole jurisdiction of formation, type of organization, federal tax identification number, the organizational number, and all names used by it during the last five years prior to the date of this Pledge Agreement.

Section 4. Pledgor’s Covenants. During the term of this Pledge Agreement and until Payment in Full of Obligations, each Pledgor covenants and agrees with the Administrative Agent that:

4.01. Protect Collateral; Further Assurances. Each Pledgor will warrant and defend the rights and title herein granted unto the Administrative Agent in and to the Pledged Collateral (and all right, title, and interest represented by the Pledged Collateral) against the claims and demands of all Persons whomsoever except for Liens permitted under clauses (a), (b), (c), (j) or (p) of Section 6.2 of the Credit Agreement. Each Pledgor hereby authorizes the Administrative Agent to file any financing statements, amendments or continuations without the signature of such Pledgor to the extent permitted by applicable law in order to perfect or maintain the perfection of any security interest granted under this Pledge Agreement, including, with respect to each Pledgor, financing statements containing an “all assets” or “all personal property” collateral description. Each Pledgor at its expense will, and will cause each of its Subsidiaries to, promptly execute and deliver to the Administrative Agent upon request all such other documents, agreements and instruments to comply with or accomplish the covenants and agreements of such Pledgor in the Security Documents, or to further evidence and more fully describe the collateral intended as security for the Secured Obligations, or to correct any omissions in the Security Documents, or to state more fully the security obligations set out herein or in any of the other Security Documents, or to perfect, protect or preserve any Liens created pursuant to any of the Security Documents, or to make any recordings, to file any notices or obtain any consents, all as may be reasonably necessary or appropriate in connection therewith or to enable the Administrative Agent to exercise and enforce its rights and remedies with respect to any Pledged Collateral.

4.02. Transfer, Other Liens, and Additional Shares. Each Pledgor agrees that it will not (a) except as otherwise permitted by the Credit Agreement, sell or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral or (b) create or permit to exist any Lien upon or with respect to any of the Pledged Collateral, except for Liens permitted under clauses (a), (b), (c), (j) or (p) of Section 6.2 of the Credit Agreement. Each Pledgor agrees that it will pledge hereunder, within thirty (30) days of the acquisition (directly or indirectly) thereof (or such longer time period as may be accepted by the Administrative Agent in its sole discretion), any additional Equity Interests of an issuer acquired by such Pledgor, other than any Excluded Property.

4.03. [Reserved]

4.04. As to Investment Property.

(a) Equity Interests of Subsidiaries. Other than with respect to Excluded Property, no Pledgor shall allow or permit any of its Restricted Subsidiaries (i) that is a corporation, business trust, joint stock company or similar Person, to issue uncertificated securities (as defined in the UCC), unless such Person promptly takes the actions set forth in Section 4.04(b)(ii) with respect to any such uncertificated securities, (ii) that is a partnership or limited liability company, to (A) issue Equity Interests that are to be dealt in or traded on securities exchanges or in securities markets, (B) amend its organizational documents to expressly provide that its Equity Interests are securities governed by Article 8 of the UCC, or (C) place such Subsidiary’s Equity Interests in a securities account, unless such Person promptly takes the actions set forth in Section 4.04(b)(ii) with respect to any such Equity Interests, (iii) to cause any Equity Interest of such Restricted Subsidiary to become represented by any certificate without ten Business Days’ notice to the Administrative Agent (or such shorter time period as the Administrative Agent may agree in its sole discretion); provided, that in the case of the formation or acquisition of a new Subsidiary, such notice period will be extended to thirty (30) days after such formation or acquisition, or (iv) to issue Equity Interests in addition to or in substitution for the Pledged Collateral or any other Equity Interests pledged hereunder, except for Equity Interests issued pursuant to any transaction permitted under Section 6.7 of the Credit Agreement and additional Equity Interests issued to such Pledgor or any other Pledgor; provided that (A) such Equity Interests or certificate(s), as applicable, are pledged and delivered to the Administrative Agent within ten (10) Business Days, and (B) such Pledgor delivers a supplement to Schedule 2.02(a), 2.02(b) or 2.02(c), as applicable, to the Administrative Agent identifying such new Equity Interests or certificate(s) as Pledged Collateral, in each case pursuant to the terms of this Pledge Agreement. No Pledgor shall permit any of its Restricted Subsidiaries to issue any warrants, options, contracts or other commitments or other securities that are convertible to any of the foregoing (except as to Equity Interests issued by Restricted Subsidiaries that are not wholly-owned) or that entitle any Person to purchase any of the foregoing, and except for this Pledge Agreement or any other Credit Document, shall not, and shall not permit any of its Restricted Subsidiaries to, enter into any agreement creating any restriction or condition upon the transfer, voting or control of any Pledged Collateral except as permitted by Section 6.5 of the Credit Agreement.

(b) Investment Property (other than Certificated Securities).

(i) With respect to any deposit accounts, securities accounts, commodity accounts, commodity contracts or security entitlements constituting investment property (as defined in the UCC) owned or held by any Pledgor, such Pledgor will, during the continuance of an Event of Default, following the request of the Administrative Agent, either (A) cause the intermediary maintaining such investment property to execute a control agreement relating to such investment property pursuant to which such intermediary agrees to comply with the Administrative Agent’s instructions with respect to such investment property without further consent by such Pledgor, or (B) transfer such investment property to intermediaries that have or will agree to execute such control agreements.

(ii) With respect to any uncertificated securities or security entitlements that constitute Pledged Collateral (other than uncertificated securities or security entitlements credited to a securities account) owned or held by any Pledgor, such Pledgor will (A) cause the issuer of such securities to either (1) register the Administrative Agent (for the benefit of the Secured Parties) as the registered owner thereof on the books and records of the issuer, or (2) execute a control agreement relating to such investment property pursuant to which the issuer agrees to comply with the Administrative Agent’s instructions with respect to such uncertificated securities without further consent by such Pledgor following the occurrence and during the continuance of an Event of Default, and (B) take and cause the appropriate Person (including any issuer, entitlement holder or securities intermediary thereof) to take all other actions necessary to grant “control” (as defined in 8-106 of the UCC) to the Administrative Agent (for the benefit of the Secured Parties) over such Pledged Collateral.

(iii) Each issuer of uncertificated securities or security entitlements (other than uncertificated securities or security entitlements credited to a securities account) that is a Pledgor agrees to (A) comply with the Administrative Agent’s instructions with respect to such uncertificated securities without further consent by such Pledgor following the occurrence and during the continuance of an Event of Default, and (B) take all other actions necessary to grant “control” (as defined in 8-106 of the UCC) to the Administrative Agent (for the benefit of the Secured Parties) over such Pledged Collateral.

Section 5. Remedies upon Default. If any Event of Default shall have occurred and be continuing:

5.01. UCC Remedies. To the extent permitted by law, the Administrative Agent may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for in this Pledge Agreement or otherwise available to it, all the rights and remedies of a secured party under the UCC (whether or not the UCC applies to the affected Pledged Collateral).

5.02. Dividends and Other Rights.

(a) All rights of the Pledgors to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 2.04(a) may be exercised by the Administrative Agent if the Administrative Agent so elects, and all rights of such Pledgor to receive any Distributions on or in respect of the Pledged Collateral and the proceeds of sale of the Pledged Collateral which it would otherwise be authorized to receive and retain pursuant to Section 2.04(a) shall cease.

(b) All distributions on or in respect of the Pledged Collateral and the proceeds of sale of the Pledged Collateral which are received by any Pledgor shall be received in trust for the benefit of the Administrative Agent and shall be segregated from other funds of such Pledgor, and shall be promptly paid over to the Administrative Agent as Pledged Collateral in the same form as so received (with any necessary indorsement).

5.03. Sale of Pledged Collateral. The Administrative Agent may sell all or part of the Pledged Collateral at public or private sale, at any of the Administrative Agent’s offices or elsewhere, for cash, on credit, or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable in accordance with applicable laws. If advance notice is required by law, each Pledgor hereby deems ten (10) days’ advance notice of the time and place of any public sale or the time after which any private sale is to be made reasonable notification, recognizing that if the Pledged Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market shorter notice may be reasonable. The Administrative Agent shall not be obligated to make any sale of the Pledged Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time-to-time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Pledgor shall fully cooperate with the Administrative Agent in selling or realizing upon all or any part of the Pledged Collateral. In addition, each Pledgor shall fully comply with the securities laws of the United States, the State of New York, and other states and take such actions as may be necessary to permit Administrative Agent to sell or otherwise dispose of any securities representing the Pledged Collateral in compliance with such laws.

5.04. Exempt Sale. If, in the opinion of the Administrative Agent, there is any question that a public or semipublic sale or distribution of any Pledged Collateral will violate any state or federal securities law, the Administrative Agent in its reasonable discretion (a) may offer and sell securities privately to purchasers who will agree to take them for investment purposes and not with a view to distribution and who will agree to imposition of restrictive legends on the certificates representing the security, or (b) may sell such securities in an intrastate offering under Section 3(a)(11) of the Securities Act of 1933, as amended, and no sale so made in good faith by the Administrative Agent shall be deemed to be not “commercially reasonable” solely because so made. Each Pledgor shall cooperate fully with the Administrative Agent in selling or realizing upon all or any part of the Pledged Collateral.

5.05. Application of Collateral. The proceeds of any sale, or other realization (other than that received from a sale or other realization permitted by the Credit Agreement) upon all or any part of the Pledged Collateral pledged by the Pledgors shall be applied by the Administrative Agent as set forth in Section 7.6 of the Credit Agreement.

5.06. Cumulative Remedies. Each right, power and remedy herein specifically granted to the Administrative Agent or otherwise available to it shall be cumulative, and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity, or otherwise, and each such right, power and remedy, whether specifically granted herein or otherwise existing, may be exercised at any time and from time-to-time as often and in such order as may be deemed expedient by the Administrative Agent in its sole discretion. No failure on the part of the Administrative Agent to exercise, and no delay in exercising, and no course of dealing with respect to, any such right, power or remedy, shall operate as a waiver thereof, nor shall any single or partial exercise of any such rights, power or remedy preclude any other or further exercise thereof or the exercise of any other right.

Section 6. Administrative Agent as Attorney-in-Fact for Pledgor.

6.01. Administrative Agent Appointed Attorney-in-Fact. Each Pledgor hereby constitutes and irrevocably appoints the Administrative Agent, acting for and on behalf of itself and the Secured Parties and each successor or assign of the Administrative Agent and the other Secured Parties, the true and lawful attorney-in-fact of such Pledgor, with full power and authority in the place and stead of such Pledgor and in the name of such Pledgor, the Administrative Agent or otherwise, at any time while an Event of Default is continuing, to take any action and execute any instrument at the request or with the consent of the Majority Lenders and enforce all rights, interests and remedies of such Pledgor with respect to the Pledged Collateral, including the right to receive, indorse, and collect all instruments made payable to such Pledgor representing any dividend, or the proceeds of the sale of the Pledged Collateral, or other distribution in respect of the Pledged Collateral and to give full discharge for the same. This power of attorney is a power coupled with an interest and shall be irrevocable until the Payment in Full of Obligations.

6.02. Administrative Agent May Perform. The Administrative Agent may from time-to-time perform any act which any Pledgor has agreed hereunder to perform and which such Pledgor shall fail to perform within the time periods required herein after giving effect to any applicable time periods and cure periods in the Credit Documents, and the Administrative Agent may from time-to-time take any other action which the Administrative Agent reasonably deems necessary for the maintenance, preservation or protection of any of the Pledged Collateral or of its security interest therein, and the reasonable expenses of the Administrative Agent incurred in connection therewith shall be part of the Secured Obligations and shall be secured hereby.

6.03. Administrative Agent Has No Duty. The powers conferred on the Administrative Agent hereunder are solely to protect its interest in the Pledged Collateral and shall not impose any duty on it to exercise any such powers. Except for reasonable care of any Pledged Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Pledged Collateral or responsibility for taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Pledged Collateral.

6.04. Reasonable Care. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which the Administrative Agent accords its own Property, it being understood that the Administrative Agent shall have no responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders, or other matters relative to any Pledged Collateral, whether or not the Administrative Agent has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

Section 7. Miscellaneous.

7.01. Expenses. Section 10.1 of the Credit Agreement is incorporated herein, mutatis mutandis, as if a part hereof.

7.02. Amendments, Etc. No amendment or waiver of any provision of this Pledge Agreement nor consent to any departure by any Pledgor herefrom shall be effective unless made in writing and executed by the affected Pledgor and the Administrative Agent, and such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Schedule 2.02 to this Pledge Agreement may be updated from time to time to reflect the correct Pledged Collateral after giving effect to an acquisition, disposition, or redemption of equity interests, in each case, conducted in accordance with the Credit Agreement, or other change in circumstance, by delivery by the Borrower to the Administrative Agent of an updated Schedule 2.02 in form and substance reasonably satisfactory to the Administrative Agent.

7.03. Addresses for Notices. All notices and other communications provided for hereunder shall be in the manner and to the addresses set forth in Section 10.9 of the Credit Agreement or on the signature page hereof.

7.04. Continuing Security Interest; Transfer of Interest.

(a) This Pledge Agreement shall create a continuing security interest in the Pledged Collateral and, unless expressly released by the Administrative Agent or the Payment in Full of Obligations occurs, shall (i) remain in full force and effect, (ii) be binding upon each Pledgor and its successors, transferees and assigns, and (iii) inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of and be binding upon, each Secured Party (other than the Swap Counterparties and the Banking Service Providers) and each of its successors, transferees, and assigns, and to the benefit of and be binding upon, the Swap Counterparties and the Banking Service Providers and each of their successors, transferees and assigns only to the extent such successor, transferee, and assign is a Secured Party. Without limiting the generality of the foregoing clause, when any Lender assigns or otherwise transfers any interest held by it under the Credit Agreement or other Credit Document to any other Person pursuant to the terms of the Credit Agreement or such other Credit Document, that other Person shall thereupon become vested with all the benefits held by such Lender under this Pledge Agreement. Furthermore, when any Swap Counterparty or Banking Services Provider assigns or otherwise transfers any interest held by it under a Hedging Arrangement or any agreement in respect of Banking Services, as applicable, to any other Person pursuant to the terms of such agreement, that other Person shall thereupon become vested with the benefits held by such Secured Party under this Pledge Agreement only if such Person independently qualifies as a Secured Party.

(b) Upon the Payment in Full of Obligations, the security interest granted hereby shall terminate and all rights to the Pledged Collateral shall revert to the applicable Pledgor to the extent such Pledged Collateral shall not have been sold or otherwise applied pursuant to the terms hereof. Upon any such termination, the Administrative Agent will, at the Pledgors’ expense, deliver all Pledged Collateral to the applicable Pledgor, execute and deliver to the applicable Pledgor such documents as such Pledgor shall reasonably request and take any other actions reasonably requested to evidence or effect such termination.

(c) Upon the sale or other transfer of any Pledged Collateral pursuant to a transaction permitted by the Credit Agreement, the security interest in such Pledged Collateral granted hereby shall terminate. Upon any such termination, the Administrative Agent will, at the Pledgors’ expense, deliver all such Pledged Collateral to the applicable Pledgor, execute and deliver to the applicable Pledgor such documents as such Pledgor shall reasonably request and take any other actions reasonably requested to evidence or effect such termination.

7.05. Waivers. Each Pledgor hereby waives:

(a) promptness, diligence, notice of acceptance, and any other notice with respect to any of the Secured Obligations and this Pledge Agreement, except to the extent expressly provided in this Pledge Agreement;

(b) any requirement that the Administrative Agent or any other Secured Party protect, secure, perfect, or insure any Lien or any Property subject thereto or exhaust any right or take any action against any Pledgor, any Guarantor, or any other Person or any collateral, except to the extent expressly provided in this Pledge Agreement; and

(c) any duty on the part of the Administrative Agent to disclose to any Pledgor any matter, fact, or thing relating to the business, operation, or condition of any Pledgor, any Guarantor, or any other Person and their respective assets now known or hereafter known by such Person.

7.06. Severability. Wherever possible each provision of this Pledge Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Pledge Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Pledge Agreement.

7.07. Choice of Law; Service of Process. This Pledge Agreement shall be deemed a contract under, and shall be governed by, and construed and enforced in accordance with, the laws of the State of New York without regard to conflicts of laws principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York), except to the extent that the validity or perfection of the security interests hereunder, or remedies hereunder, in respect of any particular Pledged Collateral are governed by the laws of a jurisdiction other than the state of New York. Each Pledgor hereby agrees that service of copies of the summons and complaint and any other process which may be served in any such action or proceeding may be made by mailing or delivering a copy of such process to such Pledgor at the address set forth for the Credit Parties in the Credit Agreement. Nothing in this Section shall affect the rights of any Lender to serve legal process in any other manner permitted by the law or affect the right of any Lender to bring any action or proceeding against any Pledgor or its Property in the courts of any other jurisdiction.

7.08. Submission to Jurisdiction. The Pledgors hereby irrevocably and unconditionally agree that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the Administrative Agent, any Lender, the Issuing Lender or any Related Party of the foregoing in any way relating to this Pledge Agreement or any other Credit Document or the transactions relating hereto or thereto, in any forum other than the courts of the State of New York sitting in New York County, and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by applicable law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Pledge Agreement or in any other Loan Document shall affect any right that the Administrative Agent, any Lender, or the Issuing Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Credit Document against the Borrower or any other Credit Party or its properties in the courts of any jurisdiction.

7.09. Waiver of Jury. THE PLEDGORS HEREBY ACKNOWLEDGE THAT THEY HAVE BEEN REPRESENTED BY AND HAVE CONSULTED WITH COUNSEL OF THEIR CHOICE, AND HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, AND IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS PLEDGE AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.

7.10. INDEMNIFICATION. EACH PLEDGOR SHALL INDEMNIFY THE ADMINISTRATIVE AGENT (AND ANY SUB-AGENT THEREOF), EACH LENDER, THE ISSUING LENDER, THE LEAD ARRANGERS, THE DOCUMENTATION AGENT, THE SYNDICATION AGENT AND THE SWAP COUNTERPARTIES, AND EACH RELATED PARTY OF ANY OF THE FOREGOING PERSONS (EACH SUCH PERSON BEING CALLED AN “INDEMNITEE”) AGAINST, AND HOLD EACH INDEMNITEE HARMLESS FROM, ANY AND ALL LOSSES, CLAIMS, DAMAGES, LIABILITIES AND RELATED EXPENSES (INCLUDING THE FEES, CHARGES AND DISBURSEMENTS OF ANY COUNSEL FOR ANY INDEMNITEE), INCURRED BY ANY INDEMNITEE OR ASSERTED AGAINST ANY INDEMNITEE BY ANY PERSON (INCLUDING THE BORROWER OR ANY OTHER CREDIT PARTY) OTHER THAN SUCH INDEMNITEE AND ITS RELATED PARTIES ARISING OUT OF, IN CONNECTION WITH, OR AS A RESULT OF (A) THE EXECUTION OR DELIVERY OF THIS PLEDGE AGREEMENT, OTHER CREDIT DOCUMENT, ANY HEDGING ARRANGEMENT WITH A SWAP COUNTERPARTY, OR ANY AGREEMENT OR INSTRUMENT CONTEMPLATED HEREBY OR THEREBY, THE PERFORMANCE BY THE PARTIES HERETO OF THEIR RESPECTIVE OBLIGATIONS HEREUNDER OR THEREUNDER OR THE

CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, (B) ANY ADVANCE OR LETTER OF CREDIT OR THE USE OR PROPOSED USE OF THE PROCEEDS THEREFROM (INCLUDING ANY REFUSAL BY THE ISSUING LENDER TO HONOR A DEMAND FOR PAYMENT UNDER A LETTER OF CREDIT IF THE DOCUMENTS PRESENTED IN CONNECTION WITH SUCH DEMAND DO NOT STRICTLY COMPLY WITH THE TERMS OF SUCH LETTER OF CREDIT), (C) ANY ACTUAL OR ALLEGED PRESENCE OR RELEASE OF HAZARDOUS MATERIALS ON OR FROM ANY PROPERTY OWNED OR OPERATED BY THE PARENT OR ANY OF ITS SUBSIDIARIES, OR ANY ENVIRONMENTAL LIABILITY RELATED IN ANY WAY TO THE PARENT OR ANY OF ITS SUBSIDIARIES, OR (IV) ANY ACTUAL OR PROSPECTIVE CLAIM, LITIGATION, INVESTIGATION OR PROCEEDING RELATING TO ANY OF THE FOREGOING, WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY, WHETHER BROUGHT BY A THIRD PARTY OR BY THE PARENT, THE BORROWER OR ANY OTHER CREDIT PARTY, AND REGARDLESS OF WHETHER ANY INDEMNITEE IS A PARTY THERETO, IN ALL CASES, WHETHER OR NOT CAUSED BY OR ARISING, IN WHOLE OR IN PART, OUT OF THE COMPARATIVE, CONTRIBUTORY OR SOLE NEGLIGENCE OF THE APPLICABLE INDEMNITEE; PROVIDED THAT SUCH INDEMNITY SHALL NOT, AS TO ANY INDEMNITEE, BE AVAILABLE TO THE EXTENT THAT SUCH LOSSES, CLAIMS, DAMAGES, LIABILITIES OR RELATED EXPENSES (I) CONSTITUTE ATTORNEYS’ FEES, EXPENSES AND CHARGES FOR ANY COUNSEL OTHER THAN (1) ONE PRIMARY COUNSEL OF THE ADMINISTRATIVE AGENT, THE LENDERS, THE ISSUING LENDER, THE LEAD ARRANGERS, THE DOCUMENTATION AGENT, THE SYNDICATION AGENT AND THE SWAP COUNTERPARTIES (TAKEN AS A WHOLE), (2) IF NECESSARY, A SINGLE FIRM OF LOCAL COUNSEL IN EACH APPROPRIATE JURISDICTION, AND (3) OTHER COUNSEL IF SUCH REPRESENTATION BY A SINGLE COUNSEL WOULD BE INAPPROPRIATE DUE TO THE EXISTENCE OF AN ACTUAL OR REASONABLY PERCEIVED CONFLICT OF INTEREST, (II) ARE DETERMINED BY A COURT OF COMPETENT JURISDICTION BY FINAL AND NONAPPEALABLE JUDGMENT TO HAVE RESULTED FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNITEE’S OBLIGATIONS HEREUNDER OR UNDER ANY OTHER CREDIT DOCUMENT OR HEDGING ARRANGEMENT, AS APPLICABLE, IF THE PARENT, THE BORROWER OR SUCH CREDIT PARTY HAS OBTAINED A FINAL AND NONAPPEALABLE JUDGMENT IN ITS FAVOR ON SUCH CLAIM AS DETERMINED BY A COURT OF COMPETENT JURISDICTION, OR (III) RELATE TO ANY PROCEEDING SOLELY BETWEEN OR AMONG INDEMNIFIED PARTIES OTHER THAN (A) CLAIMS AGAINST EITHER THE ADMINISTRATIVE AGENT OR THE LEAD ARRANGERS OR THEIR RESPECTIVE AFFILIATES IN THEIR CAPACITY OR IN FULFILLING THEIR ROLE AS THE ADMINISTRATIVE AGENT OR LEAD ARRANGERS OR ANY OTHER SIMILAR ROLE UNDER THE CREDIT DOCUMENTS (EXCLUDING THE ROLE AS A LENDER) AND (B) CLAIMS ARISING OUT OF ANY ACT OR OMISSION ON THE PART OF THE BORROWER OR ANY OF THE BORROWER’S AFFILIATES. THIS SECTION 7.10 SHALL NOT APPLY WITH RESPECT TO TAXES OTHER THAN ANY TAXES THAT REPRESENT LOSSES, CLAIMS, DAMAGES, ETC. ARISING FROM ANY NON-TAX CLAIM. THE LIABILITIES OF EACH PLEDGOR AS SET FORTH IN THIS SECTION 7.10 SHALL SURVIVE THE TERMINATION OF THIS PLEDGE AGREEMENT.

7.11. Counterparts. The parties may execute this Pledge Agreement in counterparts, each of which constitutes an original, and all of which, collectively, constitute only one agreement. Delivery of an executed counterpart signature page by facsimile or other electronic transmission is as effective as executing and delivering this Pledge Agreement in the presence of the other parties to this Pledge Agreement. In proving this Pledge Agreement, a party must produce or account only for the executed counterpart of the party to be charged.

7.12. Headings. Paragraph headings have been inserted in this Pledge Agreement as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Pledge Agreement and shall not be used in the interpretation of any provision of this Pledge Agreement.

7.13. Reinstatement. If, at any time after payment in full of all Secured Obligations and termination of the Administrative Agent’s security interest, any payments on the Secured Obligations previously made must be disgorged by any Secured Party for any reason whatsoever, including, without limitation, the insolvency, bankruptcy or reorganization of any Pledgor or any other Person, this Pledge Agreement and the Administrative Agent’s security interests herein shall be reinstated as to all disgorged payments as though such payments had not been made, and each Pledgor shall sign and deliver to the Administrative Agent all documents, and shall do such other acts and things, as may be necessary to reinstate and perfect the Administrative Agent’s security interest. THE LIABILITIES OF EACH PLEDGOR AS SET FORTH IN THIS SECTION 7.13 SHALL SURVIVE THE TERMINATION OF THIS PLEDGE AGREEMENT.

7.14. Additional Pledgors. Pursuant to Section 5.6 or 5.7 of the Credit Agreement, as applicable, each Credit Party that holds an Equity Interest in a Restricted Subsidiary of the Borrower that was not in existence on the date of the Credit Agreement is required to enter into this Pledge Agreement as a Pledgor within the time period set forth in the Credit Agreement. Upon execution and delivery after the date hereof by the Secured Party and such Credit Party of an instrument in the form of Annex 1, such Credit Party shall become a Pledgor hereunder with the same force and effect as if originally named as a Pledgor herein. The execution and delivery of any instrument adding an additional Pledgor as a party to this Pledge Agreement shall not require the consent of any other Pledgor hereunder. The rights and obligations of each Pledgor hereunder shall remain in full force and effect notwithstanding the addition of any new Pledgor as a party to this Pledge Agreement.

7.15. Updates to Schedules. For the avoidance of doubt, a Pledgor may from time to time update the Schedules to this Pledge Agreement to reflect any disposition, dissolution, merger or other transaction permitted by the Credit Agreement by written notice to the Administrative Agent.

7.16. Entire Agreement. THIS PLEDGE AGREEMENT, THE CREDIT AGREEMENT, AND THE OTHER CREDIT DOCUMENTS, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

[SIGNATURE PAGES FOLLOW]

The parties hereto have caused this Pledge Agreement to be duly executed as of the date first above written.

PLEDGORS:

BERRY PETROLEUM COMPANY, LLC

By:	/s/ Cary Baetz
Name:	Cary Baetz
Title:	Executive Vice President and
Chief Financial Officer

BERRY PETROLEUM CORPORATION

By:	/s/ Cary Baetz
Name:	Cary Baetz
Title:	Executive Vice President and
Chief Financial Officer

[Signature Page to Pledge Agreement – Berry Petroleum Company, LLC]

ADMINISTRATIVE AGENT:

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Administrative Agent for the benefit of the Secured Parties

By:	/s/ Joseph Rottinghaus
Name:	Joseph Rottinghaus
Title:	Director

[Signature Page to Pledge Agreement – Berry Petroleum Company, LLC]

SCHEDULE 2.02(a)

Membership Interests

		Type of	% of
		Membership	Membership	Uncertificated
Pledgor	Issuer	Interest	Interest Owned	Security?
Berry Petroleum Corporation	Berry Petroleum Company, LLC	Membership Interest	100%	No

SCHEDULE 2.02(b)

Partnership Interests

None.

SCHEDULE 2.02(c)

Pledged Shares

None.

Schedule 2.02 to Pledge Agreement

SCHEDULE 3

PLEDGOR INFORMATION

Pledgor:	Berry Petroleum Company, LLC

Sole Jurisdiction of Formation / Filing:	Delaware

Type of Organization:	Limited Liability Company

Address where records for Collateral are kept:	5201 Truxton Ave., Suite 100 Bakersfield, California 93309

Organizational Number:	2072291

Federal Tax Identification Number:	81-5410470

Prior Names:	None.

Pledgor:	Berry Petroleum Corporation

Sole Jurisdiction of Formation / Filing:	Delaware

Type of Organization:	Corporation

Address where records for Collateral are kept:	5201 Truxton Ave., Suite 100 Bakersfield, California 93309

Organizational Number:	6315824

Federal Tax Identification Number:	77-0079387

Prior Names:	None.

Schedule 3 to Pledge Agreement

Annex 1 to the

Pledge Agreement

SUPPLEMENT NO. [                ] dated as of [                ] (the “Supplement”), to the Pledge Agreement dated as of July 31, 2017 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Pledge Agreement”) by and among Berry Petroleum Company, LLC, a Delaware limited liability company (“Borrower”), Berry Petroleum Corporation, a Delaware corporation (the “Parent”), each subsidiary of Borrower signatory thereto (together with Borrower and the Parent, the “Pledgors” and individually, each a “Pledgor”) and Wells Fargo Bank, National Association, as administrative agent (in such capacity, the “Administrative Agent”) under the Credit Agreement (as hereinafter defined) for its benefit and the benefit of the Secured Parties (as defined in the Credit Agreement described below).

RECITALS

A. Reference is made to the Credit Agreement dated as of July 31, 2017 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”) by and among the Borrower, the Parent, the lenders party thereto from time to time (the “Lenders”), and the Administrative Agent and Wells Fargo Bank, National Association, as issuing lender for such Lenders.

B. The Pledgors entered into the Pledge Agreement in order to induce the Lenders to make Advances and the Issuing Lender to issue, extend and renew Letters of Credit under the Credit Agreement. Pursuant to Section 5.6 or 5.7 of the Credit Agreement, as applicable, each Credit Party that holds an Equity Interest in a Restricted Subsidiary of the Borrower that was not in existence on the date of the Credit Agreement is required to enter into the Pledge Agreement as a Pledgor after such Restricted Subsidiary becomes a Restricted Subsidiary of a Borrower. Section 7.14 of the Pledge Agreement provides that such Credit Parties may become Pledgors under the Pledge Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Credit Party (the “New Pledgor”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Pledgor under the Pledge Agreement in order to induce the Administrative Agent, the Issuing Lender, or any of the Lenders to make additional Advances and for the Issuing Lender to make, extend, and renew Letters of Credit under the Credit Agreement.

C. Each New Pledgor is an Affiliate of the Borrower and will derive substantial direct and indirect benefit from (i) the transactions contemplated by the Credit Agreement and the other Credit Documents, (ii) the Hedging Arrangements entered into by any Credit Party with a Swap Counterparty, (iii) any Banking Services agreements entered into by any Credit Party with a Banking Services Provider, and (iv) any other incurrence of Secured Obligations by a Credit Party.

D. [Furthermore, pursuant to Section 5.6 or 5.7 of the Credit Agreement, as applicable, any Credit Party that is the equity holder of a Restricted Subsidiary that was not in existence on the date of the Credit Agreement is required to enter into the Pledge Agreement as a Pledgor, or supplement its Pledged Collateral, to pledge the equity of such new Restricted Subsidiary. Each of [_________] (the “Existing Pledgor”; and together with the New Pledgor, the “Specific Pledgors”), and the New Pledgor is executing this Supplement in accordance with the requirements of the Credit Agreement to supplement its Pledged Collateral under the Pledge Agreement.]

Annex I to Pledge Agreement

E. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Pledge Agreement or the Credit Agreement, as applicable.

Accordingly, the Administrative Agent and the [New Pledgor][Specific Pledgors] agree as follows:

(a) In accordance with Section 7.14 of the Pledge Agreement, the New Pledgor by its signature below becomes a Pledgor under the Pledge Agreement with the same force and effect as if originally named therein as a Pledgor and the New Pledgor hereby agrees (i) to all the terms and provisions of the Pledge Agreement applicable to it as a Pledgor thereunder and (ii) represents and warrants that the representations and warranties made by it as a Pledgor thereunder are true and correct on and as of the date hereof in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof). In furtherance of the foregoing, the New Pledgor, as security for the payment and performance in full of the Secured Obligations, does hereby create and grant to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a continuing security interest in and Lien on all of the New Pledgor’s right, title and interest in and to the Pledged Collateral of the New Pledgor. Each reference to a “Pledgor” in the Pledge Agreement shall be deemed to include the New Pledgor. The Pledge Agreement is hereby incorporated herein by reference.

(b) [Existing Pledgor, by its signature below, (i) reaffirms all the terms and provisions of the Pledge Agreement applicable to it as a Pledgor thereunder and (ii) after giving effect to this Supplement, represents and warrants that the representations and warranties made by it as a Pledgor thereunder are true and correct on and as of the date hereof in all material respects.]

(c) [The New Pledgor][Each Specific Pledgor] represents and warrants to the Administrative Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws at the time in effect affecting the rights of creditors generally and by general principles of equity whether applied by a court of law or equity.

(d) This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Administrative Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the [New Pledgor][Specific Pledgors] and the Administrative Agent. Delivery of an executed signature page to this Supplement by facsimile or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

Annex I to Pledge Agreement

(e) [The New Pledgor][Each Specific Pledgor] hereby represents and warrants that as of the date of this Supplement, (i) set forth on Schedules 2.02(a), 2.02(b), and 2.02(c) attached hereto are true and correct schedules of all its Membership Interests, Partnership Interests and Pledged Shares, as each term is defined in the Pledge Agreement[, and (ii)][. The New Pledgor represents and warrants that, as of the date of this Supplement] set forth on Schedule 3 attached hereto are its sole jurisdiction of formation, type of organization, its federal tax identification number and the organizational number, and all names used by it during the last five (5) years prior to the date of this Supplement.

(f) Except as expressly supplemented hereby, the Pledge Agreement shall remain in full force and effect.

(g) THIS SUPPLEMENT SHALL BE DEEMED A CONTRACT UNDER, AND SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTERESTS HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR PLEDGED COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

(h) Wherever possible each provision of this Supplement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Supplement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Supplement.

(i) All communications and notices hereunder shall be in writing and given as provided in the Pledge Agreement. All communications and notices hereunder to the New Pledgor shall be given to it at the address for the Credit Parties set forth in the Credit Agreement.

(j) This Supplement is a Credit Document under the Credit Agreement.

THIS SUPPLEMENT, THE PLEDGE AGREEMENT, THE CREDIT AGREEMENT, THE OTHER CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

[SIGNATURES PAGES FOLLOW]

Annex I to Pledge Agreement

IN WITNESS WHEREOF, the New Pledgor and the Administrative Agent have duly executed this Supplement to the Pledge Agreement as of the day and year first above written.

NEW PLEDGOR:

[_____________________________________]

By:
Name:
Title:

Address:

[_____________________________________]

[EXISTING PLEDGOR:]

[_____________________________________]

By:

Name:

Title:

ADMINISTRATIVE AGENT:
WELLS FARGO BANK, NATIONAL
ASSOCIATION

By:

Name:

Title:

Annex I to Pledge Agreement

Schedules

Supplement No. ____

to the Pledge Agreement

SCHEDULE 2.02(a)

Membership Interests

		Type of	% of
		Membership	Membership	Uncertificated
Pledgor	Issuer	Interest	Interest Owned	Security?

SCHEDULE 2.02(b)

Partnership Interests

		Type of	% of
		Partnership	Partnership	Uncertificated
Pledgor	Issuer	Interest	Interest Owned	Security?

SCHEDULE 2.02(c)

Pledged Shares

		Type of	Number of	% of Shares	Certificate
Pledgor	Issuer	Shares	Shares	Owned	No.

SCHEDULE 3

New Pledgor:

Sole Jurisdiction of Formation / Filing:

Type of Organization:

Organizational Number:

Federal Tax Identification Number:

Prior Names:

Annex I to Pledge Agreement